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                               SECURITY AGREEMENT

     That MIDWAY CHEVROLET, INC., whose address is Rt. 3, Box 786, Canyon, Randall County, Texas 79015, hereinafter called "Debtor", hereby GRANTS to GENERAL MOTORS ACCEPTANCE CORPORATION, whose address is 1616 S. Kentucky, Building C, Suite 160 Amarillo, Potter County, Texas 79102, hereinafter called "Secured Party", a security interest in the following described personal property now located and situated at Interstate 27 and Rockwell Road, Canyon, Randall County, Texas 79015, whether now or hereafter owned, together with all additions and accessions thereto and replacements and proceeds thereof (the inclusion of such proceeds does not authorize Debtor to sell, dispose of or otherwise use the Collateral in any manner not authorized by this agreement), all hereinafter called the "Collateral", to-wit:

          All vehicle inventory including, but not limited to, motor vehicles, trailers, and semi-trailers, and accessories, camper bodies and camper equipment, house trailers and trailer equipment, all replacement parts for any of these, and other inventories now existing or hereafter acquired by Debtor, including, but not limited to, new repair, replacement or service parts and attachments and accessories inventory; all fixed assets and business equipment, including, but not limited to, machine and service equipment, furniture and fixtures; and general intangibles, contract rights, chattel papers, accounts and assignments of accounts including, but not limited to, those arising out of the sale or lease or inventory, including rents receivable under leases and rental agreements, and discounts receivable (factory holdback) and the open account of Debtor now accrued or hereafter accruing; and all proceeds of the foregoing;

which Collateral is of the following classifications: Inventory, Equipment, Fixtures, Accounts, Chattel Paper and General Intangibles.

     This security interest is to secure the payment of:

     (i) a promissory note from Midway Chevrolet, Inc., to Secured Party dated December 15, 1989 in the original principal amount of $977,249.74 (the "Primary Note") such note which was renewed, extended and modified by agreement of even date herewith;

     (ii) any and all other indebtedness, obligations and liabilities of Midway Chevrolet, Inc., or any guarantor of any of the


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          indebtedness secured hereby to Secured Party, now existing or hereafter arising, including future advances however evidenced or created; and

    (iii) all renewals, extensions, and modifications of all or any part of said indebtedness hereby secured.

     Debtor warrants, covenants, represents and agrees as follows:

     (1) That Debtor is the full owner of said Collateral and has authority to grant this security interest therein; that no Financing Statement is on file covering the Collateral or its proceeds except those financing statements on file as to Secured Party's prior security interests; and except for the security interest granted hereby, there is no lien or encumbrance in or on the Collateral, unless otherwise expressly stated herein.

     (2) That Debtor's business address is the address shown at the beginning hereof, and Debtor will immediately notify Secured Party in writing of any change of such address.

     (3) That the Collateral will not be sold, transferred, rented, leased, pledged, made subject to a security agreement, or removed from its present location above named without the written consent of Secured Party, except as otherwise provided herein, and that the Collateral will not be misused or abused, wasted or allowed to deteriorate, except for ordinary wear and tear from its intended use. The Collateral shall remain in Debtor's possession or control at all times at Debtor's risk of loss.

     (4) Debtor will not sell, lease or otherwise dispose of any inventory collateral other than in the ordinary course of its business at prices constituting the then fair market value thereof. Debtor agrees to account for, keep separate, and, in the event of default, pay over or deliver to the Secured Party all proceeds of all Collateral promptly upon receipt thereof, such proceeds being held in trust by Debtor for the benefit of Secured Party.

     (5) The Secured Party shall have the authority, but shall not be obligated to: (a) Notify any or all Account Debtors (as that term is defined in the Uniform Commercial Code) of the existence of the Secured Party's security interest and to pay or remit all sums due or to become due directly to the Secured Party or its nominee; (b) place on any chattel paper received as proceeds a notation or legend showing the Secured Party's security interest; (c) in the name of the Debtor or otherwise, to demand, collect, receive and receipt for, compound, compromise, settle and give acquittance for, and prosecute and discontinue any suits or proceedings in respect of any or all of the Collateral;
(d) take any action which the Secured Party may deem necessary or desirable in order to realize on the Collateral, including, without limitation, the power to perform any contract, to endorse in the name of Debtor any checks, drafts, notes or account of the Collateral; (e) to place upon Debtor's books and records relating to the accounts and contract rights covered by the security interest granted hereby a notation or legend stating that such


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account or contract right is subject to a security interest held by the Secured
Party; and (f) after any Default, to enter upon and into and take possession of all or such part or parts of the properties of Debtor, including lands, plants, buildings, machinery, equipment and other property as may be necessary or appropriate in the judgment of the Secured Party to permit or enable the Secured Party to manufacture, produce, process, store or sell or complete the manufacture, production, processing, storing or sale of all or any part of the Collateral as the Secured Party may elect, and to use and operate said properties for said purposes and for such length of time as the Secured Party may deem necessary or appropriate for said purposes without the payment of any compensation of Debtor therefor.

     (6) That the Collateral will be used primarily for the classification of use above stated, and for no other use without the written consent of Secured Party. The Collateral will not be affixed to any real estate or other goods so as to become a fixture on real estate or accession to other goods (except to real estate on which Debtor has granted a security interest to Secured Party); if said Collateral is to be so affixed, Debtor will upon demand of Secured Party furnish written consent or consents to the security interest hereby created or disclaimer or disclaimers signed by all persons having an interest in the real estate or other goods.

     (7) That Debtor will sign and execute, upon request of Secured Party, any Financing Statement or other documents or procure any document, and pay all connected costs, necessary to protect the security interest granted hereby against the rights or interests of third persons.

     (8) That Debtor will protect the title and possession of the Collateral and will pay promptly, when due and before becoming delinquent, all taxes and assessments now existing or hereafter levied or assessed against said Collateral or any part thereof, and will keep said Collateral insured, if insurable, to the extent of the original amount of the indebtedness hereby secured or to the full insurable value of said Collateral, whichever is the lesser, against loss or damage by fire, windstorm and theft and any other hazard or hazards as may be reasonably required from time to time by Secured Party, in such form and with such insurance company or companies as may be approved by Secured Party and will deliver to Secured Party the policies of such insurance, having attached thereto such mortgage indemnity clause as Secured Party shall direct, and will deliver renewals of such policies to Secured Party at least ten (10) days before any such insurance policies expire; any sums which may become due under any such policy, or policies, may be applied by Secured Party, at its option, to reduce said indebtedness, whether due or not, or Secured Party may permit Debtor to use said sums to repair or replace all Collateral damaged or destroyed and covered by such insurance.

     In the event Debtor shall fail to keep said Collateral in good repair and condition, or to pay promptly when due all taxes and assessments, as aforesaid, or to preserve the prior security interest hereby granted in said Collateral, or to keep said Collateral insured, as aforesaid, or to deliver the policy or policies of insurance or the renewal thereof to Secured Party, as aforesaid, then Secured Party may, at its option, but without being required to do so, make such repairs, pay such taxes and assessments, remove any prior liens or security interests and prosecute


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or defend any suits in relation to the prior security interest of this agreement in said Collateral, to insure and keep insured said Collateral in an amount not to exceed that above stipulated; that any sum which my be so paid out by Security Party and all sums paid for insurance premiums, as aforesaid, including the costs, expenses and attorney's fees paid in any suit affecting said Collateral when necessary to protect the security interest hereof shall bear interest from the dates of such payments at ten (10%) per cent per annum and shall be paid by Debtor to Secured Party upon demand, at the same place at which the above described note or notes of Debtor are payable and shall be a part of the indebtedness hereby secured and recoverable as such in all respects.

     Debtor shall be in default under this Security Agreement and the Primary Note upon the happening of any of the following events or conditions (herein called an "Event of Default"):

     (1) Debtor's failure to pay when due, or declared due, the indebtedness hereby secured, or any installment thereof, principal or interest;

     (2) Debtor's default in the punctual performance of any of the obligations, covenants, terms or provisions contained herein or in the note or notes hereby secured (other than a failure described in (1) above), if such default shall continue for 15 days after written notice of such failure is given by Secured Party to Debtor;

     (3) If any warranty, covenant or representation made herein by Debtor proves to have been false in any material respect when so made;

     (4) Debtor's dissolution, termination of existence, insolvency or business failure, or Debtor making an assignment for the benefit of creditors of the commission of an act of bankruptcy, or the institution of voluntary or involuntary bankruptcy proceedings, or the taking over of the Collateral or any part thereof by a receiver for Debtor or the placing of same in the custody of any court or an officer or appointee thereof;

     (5) Loss, theft, substantial damage, or destruction of or to the Collateral or any material part thereof which is not covered by hazard insurance, or the sale, abandonment or encumbrance of the Collateral or any material part thereof in violation of this Agreement.

     (6) Default in the payment of any of the indebtedness secured hereby shall constitute default in the payment of all the others.

     Upon the occurrence of an Event of Default, and at any time thereafter, Secured Party may elect, Debtor hereby expressly waiving notice, demand and presentment, notice of intention to accelerate and notice of acceleration, to declare the entire indebtedness hereby secured immediately due and payable.

     In the event of default in the payment of said indebtedness when due or declared due, Secured Party, without waiving any rights and remedies of a Secured Party under the


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Uniform Commercial Code of Texas, shall have the right to require Debtor to assemble the Collateral and make it available to Secured Party at a place to be designated by Secured Party which is reasonably convenient to both Parties, and the right to take immediate possession of any and all of the Collateral and for this purpose shall have the right to enter upon the premises where said Collateral may be located and remove the same or may leave the same where it is then located, and sell the Collateral or such part thereof as Secured Party may elect (without exhausting the power to sell the remainder or any part thereof at Public Sale as herein provided or at Public or Private Sale as provided in the Uniform Commercial Code of Texas) at Public Sale to the highest bidder for cash at the Courthouse door of the County hereinabove stated where the Collateral is now located, after having first given notice of the time, place and terms of such Public Sale by posting a written or printed notice (which notice shall also show the then location of the Collateral to be sold) or said sale at the Courthouse door of said County, at least ten days before the day of sale and after sending reasonable notice to Debtor and to such other person or persons legally entitled thereto under the Uniform Commercial Code of Texas, of the time and place of the Public Sale; the Collateral to be sold may be sold as an entirety or in such parcels as Secured Party may elect and it shall not be necessary for Secured Party to have actual possession of the Collateral or to have it present when the sale is made, but full and perfect title shall pass wheresoever said Collateral may then be, and Secured Party thus selling said Collateral shall deliver to the purchaser thereof a Bill of Sale or Transfer therefor, binding Debtor to warrant and forever defend the title to such Collateral, and out of the proceeds of the sale pay the reasonable expenses of retaking, holding, preparing for sale, selling and the like, reasonable attorneys' fees and legal expenses so incurred by Secured Party, and the balance remaining shall thereupon be applied toward the payment of the amount then owing on the indebtedness hereby secured, including principal, interest and attorneys' fees as provided herein and in said secured indebtedness, in such order as Secured Party, in its sole discretion, shall determine, rendering the balance, if any, and surplus, if any, to the person or persons legally entitled thereto under the Uniform Commercial Code of Texas, but if there be any deficiency, Debtor shall remain liable therefor. Secured Party shall have the right to purchase at such Public Sale, being the highest bidder. The recitals in the Bill of Sale or Transfer to the purchaser at such sale shall be prima facie evidence of the truth of the matters therein stated and all prerequisites to said sale required hereunder and under the Uniform Commercial Code of Texas shall be presumed to have been performed.

     Secured Party, in addition to the rights and remedies provided for in the preceding paragraph, shall have all the rights and remedies of a Secured Party under the Uniform Commercial Code of Texas and Secured Party shall be entitled to avail itself of all such other rights and remedies as may now or hereafter exist at law or in equity for the collection of said indebtedness and the enforcement of the covenants herein and the foreclosure of the security interest created hereby and the resort to any remedy provided hereunder or provided by the Uniform Commercial Code of Texas, or by any other law of Texas, shall not prevent the concurrent or subsequent employment of any other appropriate remedy or remedies.

     The requirement of reasonable notice to Debtor of the time and place of any Public Sale of the Collateral or of the time after which any Private Sale, or any other intended


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disposition thereof is to be made, shall be met if such notice is mailed, postage prepaid, to Debtor at the address of Debtor designated at the beginning of this Security Agreement, at least ten days before the date of any Public Sale or at least ten days before the time after which any Private Sale or other disposition is to be made.

     Secured Party may remedy any default, without waiving same, or may waive any default without waiving any prior or subsequent default.

     The security interest herein granted shall not be affected by nor affect any other security taken for the indebtedness hereby secured, or any part thereof; and any extensions may be made of the indebtedness and this security interest and any releases may be executed of the Collateral, or any part thereof, herein conveyed without affecting the priority of this security interest or the validity thereof with reference to any third person, and the holder of said indebtedness shall not be limited by any election of remedies if he chooses to foreclose this security interest by suit. The right to sell under the terms hereof shall also exist cumulative with said suit; and one method so resorted to shall not bar the other, but both may be exercised at the same or different times, nor shall one be a defense to the other.

     The pronouns used in this agreement are in the masculine gender but shall be construed as feminine or neuter as occasion may require. "Secured Party" and "Debtor" as used in this agreement include, and shall bind and shall inure to, the benefit of the respective heirs, executors or administrators, successors, representatives, receivers, trustees or assigns of such parties. If there be more than one Debtor, their obligations shall be joint and several.

     The law governing this secured transaction shall be the Uniform Commercial Code of Texas and other applicable laws of the State of Texas. All terms used herein which are defined in the Uniform Commercial Code of Texas shall have the same meaning herein as in said Code.

     If any or all of the proceeds of the indebtedness secured hereby have been used to extinguish, extend or renew any indebtedness heretofore existing against the Collateral or to satisfy any indebtedness or obligation secured by a lien or encumbrance of any kind, such proceeds have been advanced by Secured Party at Debtor's request, and, to the extent of such funds so used, the indebtedness secured by this Security Agreement shall be subrogated to and extend to all of the rights, claims, liens, titles and interests heretofore existing against the Collateral to secure the indebtedness or obligation so extinguished, paid, extended or renewed, and the former rights, claims, liens, titles and interest, if any, shall not be waived but rather shall be continued in full force and effect and in favor of Secured Party and shall be merged with the lien and security interest created herein as cumulative security for the repayment of the indebtedness secured hereby.

     Debtor warrants that the extension of credit evidenced by the notes secured hereby is solely for business or commercial purposes, other than agricultural purposes. The Debtor further warrants that the credit transaction evidenced by the Notes is specifically exempted under


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Regulation Z issued by the Board of Governors of the Federal Reserve System and
Title I (Truth in Lending Act) of the Consumer Credit Protection Act and that no disclosures are required to be given under such regulations and federal laws in connection with the above transaction.

     The indebtedness secured by this Security Agreement, as to products acquired from or through Secured Party, is in payment of the purchase price of the collateral herein described, and the security interest granted herein is a Purchase Money Security Interest.

     It is expressly stipulated and agreed to be the intent of Debtor and Secured Party at all times to comply with the applicable Texas law governing the maximum rate or amount of interest payable on or in connection with the notes secured hereby (the "Notes") and the documents securing them (the "Security Documents") (or applicable United States federal law to the extent that it permits the Secured Party to contract for, charge, take, reserve or receive a greater amount of interest than under Texas law). If the applicable law is ever judicially interpreted so as to render usurious any amount called for under the Notes or under the other Security Documents, or contracted for, charged, taken, reserved or received with respect to the Notes, or if acceleration of the maturity of the Notes or if any prepayment by Debtor results in Debtor having paid any interest in excess of that permitted by law, then it is Debtor's and Secured Party's express intent that all excess amounts theretofore collected by Secured Party be credited on the respective principal balance of the Notes (or, if the Notes have been or would thereby be paid in full, refunded to Debtor), and the provisions of the Notes and the other Security Documents immediately be deemed reformed and the amount thereafter collectible hereunder and thereunder reduced, without the necessity of the execution of any new document, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder and thereunder. The right to accelerate maturity of the Notes does not include the right to accelerate any interest which has not otherwise accrued on the date of such acceleration. All sums paid or agreed to be paid to Secured Party for the use, forebearance or detention of the indebtedness secured hereby shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of such indebtedness until payment in full so that the rate or amount of interest on account of such indebtedness does not exceed the applicable usury ceiling. To the extent that Texas law determines the Maximum Rate, such Maximum Rate shall be determined by utilizing the Indicated (Weekly) ceiling from time to time in effect pursuant to Tex. Rev. Civ. Stat. art. 5069-1.04, as amended. In no event shall the provisions of Chapter 15 of the Texas Credit Code (Tex. Rev. Civ. Stat. art. 5069-15.01, et seq.) be applicable to the loan evidenced hereby. As used herein, the term "Maximum Rate" shall mean the maximum non-usurious rate of interest which may be lawfully contracted for, charged, taken, reserved or received by Secured Party from Debtor in connection with the loan evidenced hereby under applicable Texas law (or applicable United States federal law to the extent that it permits Secured Party to contract for, charge, take, reserve or receive a greater amount of interest than under Texas law).


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     "THIS SECURITY AGREEMENT IS TAKEN IN ADDITION AND IS CUMULATIVE TO, AND NOT
IN REPLACEMENT OF ANY OTHER SECURITY AGREEMENT BETWEEN THE PARTIES."

     EXECUTED this 20 day of February, 1995 to be effective as of January 1, 1995,

Secured Party:                                  Debtor:

GENERAL MOTORS ACCEPTANCE                       MIDWAY CHEVROLET, INC.
CORPORATION

By:                                             By: /s/Bill Gilliland
    ---------------------------                    --------------------------
    Robert Hoover,                              Bill Gilliland, President
    Assistant Treasurer


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     "THIS SECURITY AGREEMENT IS TAKEN IN ADDITION AND IS CUMULATIVE TO, AND NOT
IN REPLACEMENT OF ANY OTHER SECURITY AGREEMENT BETWEEN THE PARTIES."

     EXECUTED this 20 day of February, 1995 to be effective as of January 1, 1995,

Secured Party:                                  Debtor:

GENERAL MOTORS ACCEPTANCE                       MIDWAY CHEVROLET, INC.
CORPORATION

By: /s/Robert Hoover                            By: /s/Bill Gilliland
    -------------------------------                 --------------------------
    Robert Hoover,                                  Bill Gilliland, President
    Assistant Treasurer

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